UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a -12

LIBERTY STAR URANIUM & METALS CORP.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LIBERTY STAR URANIUM & METALS CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 15, 2015

To Our Stockholders:

Notice is hereby given that the annual and special meeting (the “Meeting”) of the stockholders of Liberty Star Uranium & Metals Corp. (the “Company”) will be held at San Miguel Club House, 5565 N. Binghampton, Tucson, AZ 85712 at 1:30 p.m. on Wednesday, July 15, 2015 for the following purposes:

1.	To ratify the appointment of our independent registered public accounting firm;
2.	To elect James Briscoe, Gary Musil, John Guilbert, Keith Brill, Peter O’Heeron and Brett Gross as directors;
3.	To approve an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 1,250,000,000 to 6,250,000,000;
4.	To hold a non-binding advisory vote on the compensation of our named executive officer as disclosed in the proxy statement;
5.	To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years; and
6.	To transact such other business, if any, as may properly come before the Meeting;

The accompanying proxy statement provides additional information in relation to the Meeting and is supplemental to, and expressly made part of the Notice of Annual and Special Meeting. These items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on June 9, 2015 are entitled to notice of and to vote at the Meeting. Whether or not you expect to attend the Meeting in person, the Company urges you to submit your vote as promptly as possible by following instructions provided in the proxy card. You may revoke your proxy at any time before the Meeting. If your shares are held in the name of a broker, bank, or other nominee, please follow the instructions in the voting instruction card furnished to you by such record holder. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a valid proxy issued in your name from that record holder.

By Order of the Board of Directors

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer,
Chief Financial Officer, Chairman of the Board
And Director

Tucson, Arizona
June 10, 2015

LIBERTY STAR URANIUM & METALS CORP.

PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
JULY 15, 2015

Questions and Answers about the Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Liberty Star Uranium & Metals Corp. (“we”, “us”, “our”, “Liberty Star” or the “Company”) is soliciting proxies for use at the annual and special meeting to be held on July 15, 2015, or at any adjournment of the annual and special meeting (the “Meeting”) from stockholders of shares of common stock of our company. These materials were first sent or given to our stockholders on or about June 23, 2015.

What is included in these materials?

These materials include:

  the notice of the Meeting of stockholders;
  this proxy statement for the Meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended January 31, 2015, as filed with the Securities and Exchange Commission on May 1, 2015.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on July 15, 2015

Above materials are also available at http://www.libertystaruranium.com/investors/annualspecial-meeting-fye-1-31-2015-2/

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote on:

1.	To ratify the appointment of our independent registered public accounting firm;
2.	To elect James Briscoe, Gary Musil, John Guilbert, Keith Brill, Peter O’Heeron and Brett Gross as directors;
3.	To approve an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 1,250,000,000 to 6,250,000,000;
4.	To hold a non-binding advisory vote on the compensation of our named executive officer as disclosed in the proxy statement;
5.	To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years; and
6.	To transact such other business, if any, as may properly come before the Meeting.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares of our common stock. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on June 9, 2015 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the Meeting.

As of the record date, 1,161,749,602 shares of our common stock were issued and outstanding and, therefore, a total of 1,161,749,602 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the Meeting or by proxy.

  To vote in person, come to the Meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by following instructions provided in the proxy card.

If you hold your shares of our common stock in “street name” and:

  you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares of our common stock giving you the right to vote the shares of our common stock at the Meeting.
  you do not wish to vote in person or you will not be attending the Meeting, you must vote your shares of our common stock in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares of our common stock.

What is the difference between a stockholder of record and a “street name” holder?

If your shares of our common stock are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares of our common stock are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name”. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares of our common stock registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name”, you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Meeting will be sufficient to elect directors. This means that each nominee who receives more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as a director. There is no cumulative voting in the election of directors.

The proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock requires the affirmative vote from the stockholders holding shares in our company entitling them to exercise at least a majority of the voting power. This means that the proposal must receive “For” votes from the holders of at least 580,874,802 shares of our common stock.

The non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation of our named executive officers will be determined by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the annual and special meeting and entitled to vote, which means that the option receiving the highest number of votes will be determined to be the preferred frequency.

All other proposals require the affirmative vote of the holders of a majority of the stock having voting power in person or represented by proxy at the Meeting. Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained will be counted towards the vote total for the election of directors and thus will have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the election of directors and thus have no effect on the outcome of the vote on the election of directors.

For the approval of amendment to our articles of incorporation to increase the number of authorized shares of our common stock, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained and broker non-votes will have the same effect as “Against” votes.

For the non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation of our named executive officers, you may vote “One Year”, “Two Years”, “Three Years”, or “Abstain”. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on this non-binding advisory vote on the frequency.

For all other proposals, you may vote “For”, “Against”, or “Abstain” for each proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the proposals and thus have no effect on the outcome of the vote on the proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares of our common stock, then the proxy holder will vote your shares in the manner recommended by our board of directors.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the Meeting. Stockholders holding at least 10% of the shares of our common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum at the Meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or are present in person at the Meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have power to adjourn the meeting without notice other than announcement at the meeting, until a quorum is present or represented.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the ratification of the appointment of the independent registered public accounting firm;
  “For” the election of all nominees for directors;
  “For” the approval of amendment to our articles of incorporation to increase the number of authorized shares of our common stock;
  “For” the approval of the compensation of our named executive officer; and
  “For” a frequency of every three years regarding how frequently we should seek an advisory vote on the compensation of our named executive officers.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote by proxy again on a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us, at 5610 E. Sutler Lane, Tucson, Arizona 85712, Attention: President, a written notice of revocation prior to the Meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 520.425.1433 if you want to obtain information or directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. In addition, we may engage a proxy solicitor to solicit proxies on our behalf by telephone and by other means. We expect the cost of our private proxy solicitor to be approximately $7,500 to $15,500.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

VOTING SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 9, 2015, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our directors and executive officers and by our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	James Briscoe 5610 E. Sutler Lane Tucson, AZ 85712 USA	54,762,500 (2)(3)	Direct/ Indirect	4.71%
Common Stock	Gary Musil 3577 Marshall Street Vancouver, BC V5N 4S2 Canada	7,542,000 (3)	Direct	*
Common Stock	John Guilbert 961 E. Linda Vista Blvd. Tucson, AZ 85727 USA	15,032,500 (3)	Direct	1.29%

Common Stock	Keith Brill 250 Central Ave., Apt. B204 New York, NY 11559 USA	2,500,000 (3)	Direct	*
Common Stock	Peter O’Heeron 17300 El Camino Real #110 Houston, TX 77058 USA	6,897,987 (4)	Direct	*
Common Stock	Brett Gross 15290 E. Powers Place Centennial, CO 80015 USA	6,042,296	Direct	*
Common Stock	Directors and Current Executive Officers as a group (6 persons)	92,778,033		7.98%

*	Less than 1%.

(1)

Percentage of ownership is based on 1,161,749,602 shares of our common stock issued and outstanding as of June 9, 2015. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares of our common stock, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to stock options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such stock option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

There are 2,187,500 shares that are held by Alaska Star Minerals LLC. James Briscoe beneficially owns 100% of the membership interest in Alaska Star Minerals LLC. There are 52,575,000 incentive stock options granted to James Briscoe under the 2004, 2007 and 2010 stock option plans that are exercisable within 60 days of June 9, 2015.

(3)	Includes incentive stock options granted under the 2004, 2007 and 2010 stock option plans that are exercisable within 60 days of June 9, 2015.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal No. 1
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Malone Bailey LLP are not expected to be present at the Meeting. However, we will provide contact information for Malone Bailey LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Malone Bailey LLP as our independent registered public accounting firm.

Fees Paid to Malone Bailey LLP

Audit Fees

For the fiscal year ended January 31, 2015 and 2014, the aggregate fees billed by Malone Bailey, LLP for professional services rendered for the audit of our annual consolidated financial statements included in our annual report on Form 10-K and for the reviews of our consolidated financial statements included in Forms 10-Q were $28,000 and $20,000, respectively.

Audit Related Fees

For the fiscal year ended January 31, 2015 and 2014, the aggregate fees billed for assurance and related services by Malone Bailey, LLP relating to the performance of the audit of our consolidated financial statements which are not reported under the caption "Audit Fees" above, was $1,100 and $0, respectively.

Tax Fees and All Other Fees

For the fiscal years ended January 31, 2015 and 2014, the aggregate fees billed by Malone Bailey, LLP for other non-audit professional services, other than those services listed above, was $0.

Pre-Approval Policies and Procedures with respect to Services Performed by Independent Auditors

The board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors before the respective services were rendered.

The board of directors has considered the nature and amount of fees billed by Malone Bailey, LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Malone Bailey, LLP’s independence.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Malone Bailey LLP as our independent registered public accounting firm

Proposal No. 2
Election of Directors

Our board of directors has nominated James Briscoe, Gary Musil, John Guilbert, Keith Brill, Peter O’Heeron and Brett Gross for election as directors. Unless otherwise directed, the proxy holder will vote the proxies received by him for the six nominees named below.

Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Our Board of Directors unanimously recommends that you vote FOR each of the six nominees.

Below are the names and certain information regarding our executive officers and directors.

Name	Age	Position
James Briscoe	73	Chief Executive Officer, Chief Financial Officer, President Chairman of the Board and Director

Gary Musil	63	Secretary and Director

John Guilbert	83	Director

Keith Brill	37	Director

Peter O’Heeron	51	Director

Brett Gross	55	Director

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

The biographies of each of the officer and directors are listed below and contain information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director in light of our business and structure.

James Briscoe - Chief Executive Officer, Chief Financial Officer and Chairman of the Board and Director and President

Mr. Briscoe was appointed as our Chief Executive Officer, President, Chairman and a director on February 3, 2004. Mr. Briscoe became the interim Chief Financial Officer on July 31, 2008. Mr. Briscoe is a Registered Professional Geologist in the states of Arizona and California. From 1996 to April 2005, Mr. Briscoe was the Vice President of Exploration, and Chairman of the Board of JABA Exploration Inc., a TSX Venture Exchange Canadian public company. Mr. Briscoe was also the President, Chief Executive Officer and a Geologist of JABA (US) Inc. and President of Compania Minera JABA, S.A. de C.V. in Mexico. Compania Minera JABA, S.A. de C.V. is no longer active and is in the process of dissolution. During the periods of time indicated below, Mr. Briscoe served in the positions listed for the following two Canadian public companies:

Company	Title	From	To

1. Excellon	VP Exploration	April 1994	January 1996
2. JABA Inc.	CEO	January 1980	April 2005

We believe Mr. Briscoe is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working for our company as described above, in addition to his business experience as described above.

Gary Musil – Secretary and Director

Mr. Gary Musil was appointed as one our directors on October 23, 2003 and is presently our corporate Secretary. Mr. Musil was our Chief Executive Officer and Chief Financial Officer from October 23, 2003 to February 3, 2004. Mr. Musil has more than 30 years of management and financial consulting experience. Mr. Musil has served as an officer and director on numerous public mining companies since 1988. This experience has resulted in his overseeing exploration projects in Peru, Chile, Eastern Europe (Slovak Republic), British Columbia, Ontario, Quebec and New Brunswick (Canada). Prior to this, he was employed for 15 years with Dickenson Mines Ltd. and Kam-Kotia Mines Ltd. as a controller for the producing silver/lead/zinc mine in the interior of British Columbia, Canada. Mr. Musil currently serves as an officer/director of four TSX Venture Exchange public companies in Canada. Mr. Musil has been the President, Chief Executive Officer, Chief Financial Officer and a director of International Montoro Resources Inc., a TSX Venture company and a reporting issuer in Canada, since February 1999. Mr. Musil has been the chief financial officer and secretary and a director of Belmont Resources Inc., a TSX Venture company and a reporting issuer in Canada, since August 1992. Mr. Musil has been the chief financial officer and a director of Megastar Development Corp, a TSX Venture company and a reporting issuer in Canada, since July 2006. Mr. Musil has been the Chief Financial Officer and secretary of Highbank Resources Ltd., a TSX Venture company and a reporting issuer in Canada, since December 1988.

We believe Mr. Musil is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working for our company as described above, in addition to his education and business experience as described above.

John Guilbert – Director

Dr. Guilbert was appointed as one of our directors on February 5, 2004. Dr. Guilbert is a Professor Emeritus at the University of Arizona and is a world-renowned geologist and author of the book The Geology of Ore Deposits, a popular 900 page text used throughout the world and a co-developer of the Lowell-Guilbert porphyry copper model and recipient of two mining awards, the R.A.F. Penrose Medal and the D.C. Jackling Award. These gold medal awards, the most coveted in American Mining, were awarded back-to-back in successive years. Dr. Guilbert has served as a director of Excellon Inc. a Vancouver Stock Exchange listed company from 1992 – 1996. Dr. Guilbert has served as a Board Chairman and director for JABA Inc., an Alberta Stock Exchange (later CDNX then TSX) listed company from 1996 – 2002.

We believe Dr. Guilbert is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working for our company as described above, in addition to his education and business experience as described above.

Keith Brill – Director

Mr. Brill was appointed as one of our directors on December 23, 2009. Mr. Brill received an International Master of Business Administration (IMBA) from the Moore School of Business, University of South Carolina in May 2005. He graduated from the South Carolina Honors College, University of South Carolina in May 2003 with a Bachelor of Science, magna cum laude, major in Economics and Finance, minor in Spanish. Mr. Brill has been a management consultant with PA Consulting Group, Inc., a leading global consulting firm, since 2004. He has provided multinational Fortune 500 companies with consulting advice on topics including cost reduction, operational efficiency, and IT strategy. Mr. Brill has extensive experience in conducting ROI analysis, developing business cases, and providing strategic financial advice on major business transformation programs.

We believe Mr. Brill is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working for our company as described above, in addition to his education and business experience as described above.

Pete O’Heeron – Director

Mr. O’Heeron joined the board in September, 2012. Mr. O’Heeron leads an operational investment group which identifies early stage opportunities in the medical field with strong intellectual property positions. Through his 20+ years of medical product development experience, Mr. O’Heeron brings together the resources from strategic disciplines necessary to commercialize unique technologies. Prior to founding Advanced Medical Technologies LLC, Mr. O’Heeron founded NeoSurg Technologies, Inc. to develop a minimally invasive access system. As a result of his efforts, NeoSurg Technologies was successful in developing the T2000 Minimally Invasive Access System, the world leader in reposable surgical instrumentation. Mr. O’Heeron completed the sale of NeoSurg Technologies to CooperSurgical in 2005. Mr. O’Heeron graduated from Texas State University with a BS in Healthcare Administration and a minor in Business Administration. He received his Masters in Healthcare Administration from the University of Houston. Mr. O’Heeron currently holds 5 patents and has 4 patents pending.

We believe Mr. O’Heeron is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from working with our company as described above, in addition to his education and business experience as described above. He also catalyzed a negotiation with Northern Dynasty which benefited the company by millions of dollars.

Brett Gross – Director

Mr. Gross joined the board on October 20, 2014. Mr. Gross is a mining engineer (BS, Ohio State University, 1982; MS, Virginia Polytechnic Institute, 1988; PE, Colorado and Alabama) and attorney (JD, University of Denver, 2001) with over 30 years of experience, both domestic and international. His work experience includes surface and underground mining operations, engineering, and delivery of construction mega-projects across multiple industrial and commercial markets, and the practice of law related to each of these sectors. Mr. Gross brings a combination of professional skills that benefits every aspect of our business. Mr. Gross’ engineering career began at Virginia Tech, with research focused on rock mechanics and the stability of underground openings, particularly the phenomenon of “coal bumps” and “rock bursts,” and studying methods to monitor stress changes in the longwall barrier pillar during the onset of the active longwall face. The ensuing years of his career have been intimately involved with a broad spectrum of engineering, operations, management and project delivery. Since 2002, Mr. Gross has practiced law both in private practice and as in-house counsel, negotiating and closing complex deals with what today is among the largest engineering and construction firms in the United States.

We believe Mr. Gross is qualified to serve on our board of directors because of his education and business as described above.

Family Relationships

There are no family relationships among our officer and directors.

Director Independence

We currently act with six directors consisting of James Briscoe, Gary Musil, John Guilbert, Keith Brill, Peter O’Heeron and Brett Gross. Our common stock is quoted on the OTCQB operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have five independent directors consisting of Gary Musil, John Guilbert, Keith Brill, Peter O’Heeron and Brett Gross.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by one individual, James Briscoe. We have determined that the leadership structure of our board of directors is appropriate, especially given the early stage of our development and the size of our company. Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Board and Committee Meetings

The board of directors of our company held three formal meetings during the year ended January 31, 2015 and two formal meetings during the year ended January 31, 2014. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada corporate law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

There have been no material changes to the procedures by which our shareholders may recommend nominees to our board of directors during the year ended January 31, 2015. Stockholders may contact our President, James Briscoe, to recommend nominees to our board of directors.

For the year ended January 31, 2015 our only standing committee of the board of directors was our audit committee. We do not have a nominating committee or a compensation committee.

Audit Committee

Currently our audit committee consists of our entire board of directors. We do not have a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934.

During fiscal years ended January 31, 2015 and January 31, 2014, there were no special meetings held by this committee. The business of the Audit Committee was conducted by resolutions consented to in writing by all the members of the board and filed with the minutes of the proceedings of the board of directors.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its board of directors or audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our audit committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended January 31, 2015, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our audit committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to our accounting principles and such other matters as are required to be discussed with our audit committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent registered public accounting firm’s examination of the financial statements. In addition, our audit committee discussed with the independent registered public accounting firm its independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our audit committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended January 31, 2015, filed with the Securities and Exchange Commission.

Members of the Audit Committee

James Briscoe	Gary Musil	John Guilbert
Keith Brill	Peter O’Heeron	Brett Gross

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Transactions with Related Persons

There has been no transaction, since February 1, 2013, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	Any director or executive officer of our company;

(b)	Any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities; and

(c)	Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended January 31, 2015, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

Code of Ethics

Effective March 15, 2004, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, our company's president and secretary (being our principal executive officer, principal financial officer and principal accounting officer), as well as persons performing similar functions. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.

accountability for adherence to the Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics requires, among other things, that all of our company's Senior Officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly senior officers, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal and state securities laws. Any senior officer who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to our company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics was filed with the Securities and Exchange Commission on March 13, 2004 as Exhibit 14.1 to our annual report on Form 10-K. We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: Liberty Star Uranium & Metals Corp., 5610 E Sutler Lane, Tucson, Arizona 85712.

Executive Compensation

Following are the particulars of all compensation paid or accruing to our named executive officer for the last two fiscal years ended.

Summary Compensation Table
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Nonequity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$) (1)	Total (US$)
James Briscoe, Principal Executive Officer, CEO, CFO, Chairman, President and Director	2015 2014	84,000 84,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	64,000 (2) 64,000 (2)	$148,000 $148,000

(1)

The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2)	Mr. Briscoe’s other compensation represents accrued and unpaid wages during the years ended January 31, 2015 and 2014 of $64,000 and $64,000 respectively.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for our named executive officer certain information concerning the outstanding equity awards as of January 31, 2015.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
James Briscoe	52,500,000	Nil	Nil	$0.038	8/10/2015	Nil	Nil	Nil	Nil
James Briscoe	75,000	Nil	Nil	$0.88	5/21/2018	Nil	Nil	Nil	Nil

Compensation Plans

As of January 31, 2015, we had three compensation plans in place, entitled "2004 Stock Option Plan", “2007 Stock Option Plan” and “2010 Stock Option Plan”. These plans have been approved by our security holders. These plans have been given retroactive effect of the 1 for 4 reverse stock split on September 1, 2009.

Plan category	Total number of securities authorized	Number of securities to be issued upon exercise of outstanding options as at January 31, 2015 (a)	Weighted-average exercise price of outstanding options as at January 31, 2015 (b)	Number of securities remaining available for further issuance as at January 31, 2015 (excluding securities reflected in column (a)) (c)
2004 Stock Option Plan	962,500	834,874	$0.671	127,626
2007 Stock Option Plan	2,500,000	2,450,000	$0.860	50,000
2010 Stock Option Plan	95,500,000	83,000,000	$0.038	12,500,000

On September 5, 2013, we granted incentive stock options and non-qualified stock options to certain of our directors, officers, employees and consultants to purchase an aggregate of 7,423,624 shares of our common stock at an exercise price of $0.03 per share, with a ten year term expiring on September 5, 2023. The options have various vesting terms. No options were granted during the year ended January 31, 2015.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any written employment agreements or compensation arrangements with any of our named executive officers. We have entered into a verbal agreement with James Briscoe, CEO, CFO and Director for annual salary of $148,000.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Warrants were granted to a director during the fiscal year ended January 31, 2015. There was no other compensation paid or accruing to any director, unless such director is also a named executive officer, during the fiscal year ended January 31, 2015.

Name	Year	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)	Nonequity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$) (1)	Total (US$)
John Guilbert	2015	Nil	Nil	Nil	Nil	Nil	Nil	$0
Gary Musil	2015	Nil	Nil	Nil	Nil	Nil	Nil	$0
Keith Brill	2015	Nil	Nil	Nil	Nil	Nil	Nil	$0
Pete O'Heeron	2015	Nil	Nil	Nil	Nil	Nil	Nil(2)	$0
Brett Gross	2015	Nil	Nil	Nil	Nil	Nil	Nil	$0

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2) 677,507 warrants with an exercise price of $0.207 were granted to this director on July 11, 2014.

Proposal No. 3 – Approval of Amendment to Articles of Incorporation to Increase the Number of Authorized
Shares of Our Common Stock from 1,250,000,000 to 6,250,000,000.

Our board of directors is asking our stockholders to approve amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 1,250,000,000 to 6,250,000,000 (the “Amendment”). On June 5, 2015, our board of directors proposed the amendment of our articles of incorporation to amend Article IV – Shares of Common Stock of our articles of incorporation to state substantially as follows:

Section 4.01 Number and Class. The Corporation shall authorize the issuance of a single class of Capital Stock in the amount of 6,250,000,000 shares of Common Stock, at $0.00001 par value.

Our articles of incorporation currently provide for authorized capital stock consisting of 1,250,000,000 shares of common stock, par value $0.00001 per share. As of June 9, 2015, we had 1,161,749,602 shares of our common stock issued and outstanding. As of June 9, 2015 we have options and warrants outstanding to acquire shares of our common stock.

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 1,250,000,000 shares of common stock to 6,250,000,000 shares of common stock to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose.

Our Board of Directors unanimously recommends that you vote FOR the approval of the Amendment.

Purpose and Effect of Increase in the Number of Authorized Shares of Our Common Stock

The primary reason for the increase to the authorized capital is due to the fact that our authorized shares of common stock are presently limited to 1,250,000,000 shares of common stock and we have 1,161,749,602 shares of our common stock issued and outstanding, 85,421,374 options and 59,566,708 warrants to acquire shares of our common stock outstanding. Accordingly, without the increase to our authorized capital we are unable to issue any shares of common stock that have not already been allocated. The increased reserve of shares available for issuance would give us the flexibility of using our common stock for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into our common stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses. We are continuously seeking opportunities to acquire more mineral properties or other mineral properties related businesses. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock could limit our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our common stock, or securities convertible into our common stock. Except under the investment agreement with Tangiers Investment Group, LLC, pursuant to which Tangiers Investment Group, LLC committed to purchase up to $8,000,000 of our common stock over a period of up to 36 months, we have no plans or agreements in place for any financing at this time. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections.

On December 15, 2014, we entered into an investment agreement with Tangiers Investment Group, LLC, a Delaware limited liability company (“Tangiers”). Pursuant to the terms of the investment agreement, Tangiers committed to purchase up to $8,000,000 of our common stock over a period of up to 36 months. From time to time during the 36 months period commencing from the effectiveness of the registration statement, we may deliver a put notice to Tangiers which states the dollar amount that we intend to sell to Tangiers on a date specified in the put notice. The maximum investment amount per notice must be no more than 150% of the average daily trading dollar volume of our common stock for the 10 consecutive trading days immediately prior to date of the applicable put notice and such amount must not exceed an accumulative amount per month of $100,000. The minimum put amount is $5,000. The purchase price per share to be paid by Tangiers will be the 80% of the lowest day of the daily volume weighed average price of our common stock during the five consecutive trading days immediately prior to the receipt by Tangiers of the put notice, provided, however, an additional 5% will be added to the discount of each put if (i) we are not DWAC eligible and (ii) an additional 5% will be added to the discount of each put if we are under DTC “chill” status on the applicable date of the put notice.

Tangiers has agreed to refrain from holding an amount of shares which would result in Tangiers owning more than 4.99% of the then-outstanding shares of our common stock at any one time.

In connection with the investment agreement with Tangiers, we also entered into a registration rights agreement with Tangiers, pursuant to which we agreed to file with the Securities and Exchange Commission a registration statement. Furthermore, upon the effectiveness of such registration statement, we agreed to keep such registration statement effective until the earlier to occur of the date on which (i) Tangiers will have sold all the shares of our common stock actually issued or that we have an obligation to issue under the investment agreement; (ii) Tangiers has no right to acquire any additional shares of our common stock under the investment agreement; or (iii) Tangiers may sell the shares underlying the investment agreement without volume limitation under Rule 144.

At an assumed purchase price of $0.01 we will be able to receive up to $1,000,000 in gross proceeds, assuming the sale of the 100,000,000 shares of our common stock pursuant to the investment agreement with Tangiers, being the number of shares that we agreed to register for resale initially. If we want to obtain the balance of $7,000,000 under the investment agreement, we would be required to register additional 700,000,000 shares with the above assumed purchase price of $0.01.

We are currently authorized to issue 1,250,000,000 shares of our common stock. Our board of directors believes that the additional available authorized shares of our common stock that would result from the Amendment may allow us to receive the entire purchase price or additional portion of the entire purchase price.

There are substantial risks to investors as a result of the issuance of shares of our common stock under the investment agreement with Tangiers. These risks include dilution of stockholders’ percentage ownership, significant decline in our stock price and our inability to draw sufficient funds when needed.

There are also advantages which include the ability to drawdown funds at the company’s option and avoid other more expensive means of funding.

We intend to sell Tangiers periodically our common stock under the investment agreement and Tangiers will, in turn, sell such shares to investors in the market at the market price. This may cause our stock price to decline, which will require us to issue increasing numbers of common shares to Tangiers to raise the same amount of funds, as our stock price declines.

However the company will have control regarding when to sell stock to Tangiers under this investment equity line.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our directors, officers, employees and consultants and those of our subsidiary. Our board of directors believes that it is critical to incentivize our directors, officers, employees, and consultants and those of our subsidiary, to increase our revenues and profitability, if any, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives.

The flexibility of our board of directors to issue additional shares of our common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of the Amendment could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The Amendment, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Amendment is approved by our stockholders and the Amendment is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules.

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of the current holders of our common stock;

  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;

  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and

  making the payment of dividends on our common stock potentially more expensive.

Except under the investment agreement with Tangiers Investment Group, LLC, we have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of our common stock that would result from the Amendment.

Effective Date of the Amendment

If the proposal for the Amendment is approved by our stockholders, we have to file the certificate of amendment for the Amendment with the Nevada Secretary of State in order for the Amendment to become effective. If we obtain stockholder approval of the Amendment, we intend to file the certificate of amendment for the Amendment as soon as practicable.

Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Amendment of our articles of incorporation.

Proposal 4
Advisory Vote on Executive Compensation

Pursuant to the rules of the Securities and Exchange Commission, we are required to provide our stockholders with a non-binding advisory vote on the compensation of our named executive officers.

We urge you to read the “Executive Compensation” section of this proxy statement. This advisory vote, commonly known as “Say-on-Pay,” gives you as a stockholder the opportunity to endorse or not endorse the compensation of our named executive officer.

Because your vote is advisory, it will not be binding on our board of directors. However, our board of directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that you vote FOR the approval of compensation of our named executive officer, as disclosed in the “Executive Compensation” section of this proxy statement.

Proposal 5
Advisory Vote on Frequency of Advisory Vote on Executive Compensation

In addition to providing you with a non-binding advisory vote on compensation of our named executive officer, we are also presenting the following proposal, which gives you as a stockholder the opportunity to cast a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a vote on the compensation of our named executive officers every year, every two years or every three years.

Our board of directors believes that the non-binding advisory vote on the compensation of our named executive officers should be conducted every three years and we are asking our stockholders to vote for a frequency of “three years.” The option that receives the most votes cast at the annual and special meeting will be considered by our board of directors in determining the preferred frequency with which we will hold a stockholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As an advisory vote, this proposal is not binding. However, our board of directors will consider the option that receives the most votes in determining the frequency of future votes on compensation of our named executive officers.

Our Board of Directors unanimously recommends that you vote FOR the option of a vote every three years on the compensation of our named executive officers.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting other than the election of directors.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request householding of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received by no later than February 11, 2016. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Liberty Star Uranium & Metals Corp., 5610 E. Sutler Lane, Tucson, Arizona 85712, Attention: President.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer,
Chief Financial Officer, Chairman of the Board
and Director

Tucson, Arizona
June 10, 2015

Proxy

ANNUAL AND SPECIAL MEETING (THE“MEETING”) OF STOCKHOLDERS OF LIBERTY STAR URANIUM & METAL CORP. (THE “COMPANY”) TO BEHELD AT SAN MIGUEL CLUB HOUSE, 5565 N. BINGHAMPTON,  TUCSON, AZ 85712
ON JULY 15, 2015 AT 1:30 P.M. (TUCSON TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints James Briscoe, President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and a director of the Company as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting or any adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder was present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Theundersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGNHERE:_________________________________________________________________________________

PLEASE PRINT NAME:________________________________________________________________________

(When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such. If a partnership,  please sign in full partnership name by authorized person. )

DATE:_____________________________________________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS  IT IS SIGNED.  SEE IMPORTANT INFORMATION  AND INSTRUCTIONS ON THE OTHER PAGES.
CompanyProposals (For full detail of the proposal,  please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Abstain
1.	To ratify the appointment of Malone Bailey LLP as the independent registered public accounting firm of the Company
2.	To elect James Briscoe as a director
3.	To elect Gary Musilas a director
4.	To elect John Guilbert as a director
5.	To elect Keith Brill as a director
6.	To elect Peter O’ Heeronas a director
7.	To elect Brett Gross as a director
8.	To approve the amendment to the articles of incorporation of the Company to increase the number of authorized shares of common stock of the Company from 1,250,000,000 to 6,250,000,000.
9.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officer

The Board of Directors recommends a vote “For” all of the above proposals.

		One Year	Two Year	Three Year	Abstain
10.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of the Company’s named executive officers should be held everyone, two or three years

The Board of Directors recommends a vote “Three Years” on Proposal 10.

RETURN YOUR PROXY BY MAIL, FACSIMILE OR E-MAIL TO NEVADA AGENCY AND TRANSFER COMPANY
50 West Liberty Street, Suite 880, Reno, NV 89501
Facsimile:(775) 322-5623 E-mail:tiffany@natco.org

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited on behalf of the Board of Directors of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation,by a duly authorized officer or representative of the corporation.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.

The shares represented by this Instrument of Proxy, when this Instrument of Proxy is properly executed, will be voted as directed by the Registered Stockholder or, if no such directions are made, the shares represented by this Instrument of Proxy will be voted for the proposal listed on the reverse side, and as the proxy holder deems advisable on any other matters as may be properly brought before the Meeting or any adjournment thereof.

5.	All of the shares held by you will be voted pursuant to this Instrument of Proxy.

To be represented at theMeeting and unless waived by the Company, which it reserves the right to do in its sole dIscr etion, this Instrument of Proxy must be received by Nevada Agency andTransfer Company no later than forty eight (48) hours (excluding Saturdays, Sundays andholidays)  prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of theMeeting prior to the commencement of the Meeting.